UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 28, 2014

GULFPORT ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19514	73-1521290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14313 North May Avenue Suite 100 Oklahoma City, OK	73134
(Address of principal executive offices)	(Zip code)

(405) 848-8807

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 28, 2014, the Board of Directors (the “Board”) of Gulfport Energy Corporation (the “Company”) adopted the Second Amendment to the Amended and Restated Bylaws of the Company (the “Second Amendment”), which became effective immediately upon its adoption by the Board. The Second Amendment includes amendments that provide for (1) the election of directors in an uncontested election by a majority of the votes cast and procedures for incumbent director resignation if sufficient votes are not cast for such director’s candidacy, and (2) the plurality standard for contested elections of directors. The preceding summary of the Second Amendment is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Number	Exhibit

3.1	Second Amendment to the Amended and Restated Bylaws of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GULFPORT ENERGY CORPORATION

Date: May 2, 2014	By:	/s/ MICHAEL G. MOORE
Michael G. Moore
Chief Executive Officer

EXHIBIT INDEX

Number	Exhibit

3.1	Second Amendment to the Amended and Restated Bylaws of the Company.